VOYAGEUR

                      YOUR TAX SENSITIVE INVESTMENT MANGER


                               IDAHO TAX FREE FUND




                                  ANNUAL REPORT




                             DATED DECEMBER 31, 1996


Voyageur offers a family of mutual funds, each with an individual objective stated in its prospectus. Investment objectives of the funds range from high current income to long-term capital appreciation. Exchange privileges allow you to change your investment between Voyageur Funds as your objectives or market conditions change.

VOYAGEUR HIGH YIELD FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in medium and lower grade municipal bonds.

        Voyageur MINNESOTA High Yield Municipal Bond Fund
        Voyageur NATIONAL High Yield Municipal Bond Fund

VOYAGEUR TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in investment grade municipal bonds.


        Voyageur ARIZONA Tax Free Fund                       Voyageur MINNESOTA Tax Free Fund
        Voyageur CALIFORNIA Tax Free Fund                    Voyageur NATIONAL Tax Free Fund
        Voyageur COLORADO Tax Free Fund                      Voyageur NEW MEXICO Tax Free Fund
        Voyageur FLORIDA Tax Free Fund                       Voyageur NEW YORK Tax Free Fund
        Voyageur IDAHO Tax Free Fund                         Voyageur NORTH DAKOTA Tax Free Fund
        Voyageur IOWA Tax Free Fund                          Voyageur UTAH Tax Free Fund
        Voyageur KANSAS Tax Free Fund                        Voyageur WISCONSIN Tax Free Fund

VOYAGEUR INSURED TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable) with the added safety of an insured portfolio. The Funds invest in insured municipal bonds.

        Voyageur ARIZONA Insured Tax Free Fund               Voyageur MISSOURI Insured Tax Free Fund
        Voyageur CALIFORNIA Insured Tax Free Fund            Voyageur NATIONAL Insured Tax Free Fund
        Voyageur FLORIDA Insured Tax Free Fund               Voyageur OREGON Insured Tax Free Fund
        Voyageur MINNESOTA Insured Fund                      Voyageur WASHINGTON Insured Tax Free Fund

VOYAGEUR LIMITED TERM FUNDS seek to preserve original investment principal while providing income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in intermediate term investment grade municipal bonds.

        Voyageur FLORIDA Limited Term Tax Free Fund          Voyageur NATIONAL Limited Term Tax Free Fund
        Voyageur MINNESOTA Limited Term Tax Free Fund

VOYAGEUR EQUITY FUNDS seek long term capital appreciation by investing in common stocks.

        Voyageur AGGRESSIVE GROWTH Fund                      Voyageur GROWTH Stock Fund
        Voyageur GROWTH AND INCOME Fund                      Voyageur INTERNATIONAL Equity Fund

VOYAGEUR INCOME FUNDS seek high current income from investments issued, guaranteed or otherwise backed by the full faith and credit of the U.S. Government.

        Voyageur U.S. GOVERNMENT SECURITIES Fund

VOYAGEUR CASH TRUST SERIES MONEY MARKET FUNDS seek high current income, principal protection and liquidity by investing in money market instruments.

        Voyageur CALIFORNIA MUNICIPAL CASH Series            Voyageur MUNICIPAL CASH Series
        Voyageur FLORIDA MUNICIPAL CASH Series               Voyageur OHIO MUNICIPAL CASH Series
        Voyageur GOVERNMENT CASH Series                      Voyageur PRIME CASH Series
        Voyageur MINNESOTA MUNICIPAL CASH Series             Voyageur TREASURY CASH Series

For more complete information regarding the investment objectives, fees and expenses of the Funds, please obtain a prospectus from your Investment Representative or from Voyageur, 90 South Seventh Street, Suite 4400, Minneapolis, MN 55402-4115; (612) 376-7044 (local); 800-525-6584 (MKTG).




LETTER FROM THE PRESIDENT


[PHOTO]
JOHN G. TAFT
PRESIDENT

Dear Shareholder:

The year 1996 was marked with mixed economic events. During the first half of the year, interest rates rose steadily, propelled by market fears that faster Gross Domestic Product (GDP) growth would ignite inflation. Once these fears abated in June, interest rates began a descent that lasted throughout most of the remainder of the year.

In comparison to their peer group of funds, the overall performance of the Voyageur Tax Free Funds was excellent in 1996. The main reason for this strong performance was Voyageur portfolio managers' subtle shift toward adding income to the portfolios. This additional income allowed us to better position the Funds during the first half of the year when interest rates were rising and municipal bond prices were falling. Within all of our Tax Free Funds, we continued to extend call protection, where possible, in order to better provide for income for longer periods of time.

In January 1997, Lincoln National Corporation (NYSE: LNC) announced that it planned to acquire the parent company of Voyageur Fund Managers, Inc. -- the investment adviser for the Voyageur Tax Free Funds. LNC, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Management Company, Inc. (DMC), an indirect wholly owned subsidiary of LNC, and its affiliate, Delaware International Advisers Ltd., serve as the investment advisers to the investment companies in the Delaware Group of Funds (the Delaware Group), which currently includes 16 open-end funds and two closed-end funds (comprising 48 separate investment portfolios). DMC through its Delaware Investment Advisers division, Delaware International Advisers Ltd. and certain other subsidiaries of Delaware Management Holdings, Inc. (DMH) also provides investment advice with respect to separately managed accounts of institutional and other clients. DMH, through its subsidiaries, is responsible for the management of approximately $32 billion. Voyageur Fund shareholders should benefit from this acquisition by being able to select from a wider variety of mutual funds in the expanded Delaware-Voyageur fund family.

Delaware Management, like Voyageur, has a conservative, long-term investment philosophy. The continuity in the Voyageur Tax Free Funds' management styles should also be further maintained since Andrew M. McCullagh and Elizabeth Howell, two of the senior municipal bond portfolio managers for the Voyageur Tax Free Funds, will continue to play a key role in the management of the Voyageur Tax Free Funds after the transition.

We appreciate your patronage and confidence in Voyageur Fund Managers. If at any time you have questions about your Voyageur fund investment, I urge you to contact your personal financial adviser. Voyageur Client Service representatives are also available from 7 a.m. to 6 p.m. (Central Standard Time) to answer any questions you may concerning this transaction or your Voyageur fund investment.

Sincerely,


/s/ John G. Taft

John G. Taft
President
Voyageur Idaho Tax Free Fund



VOYAGEUR IDAHO TAX FREE FUND



In the first half of the year, bond prices fell as yields rose. Economic data during this period showed surprising strength in the domestic economy and raised the specter of inflation. During the summer, bond yields stabilized as investors became increasingly confident that Federal Reserve Chairman Alan Greenspan would monitor and tweak short-term interest rates in order to achieve a moderate economic growth and low inflation. The flat tax debate, which stimulated a great deal of discussion and speculation in political and economic circles in 1995 and early 1996, lost momentum and largely faded away after the election. The tax-exempt bond market finished the year with modest, positive returns.

VOYAGEUR IDAHO TAX FREE FUND
For the year ended December 31, 1996, the total return at net asset value (NAV) for the class A shares of the Voyageur Idaho Free Fund was 4.36%.*

The Voyageur Idaho Tax Free Fund had a good year in terms of total return. We believe a significant portion of the positive return can be attributed to our management of credits within the Fund. We focused much of our effort in 1996 on increasing tax-free coupon income on the portfolio. We also worked to shorten the average maturity of several bonds to further decrease the price volatility of the overall portfolio. The average asset quality of the Fund is A/A. We have strong call protection in the portfolio, as well as a good mix of sector weightings to ensure diversity in the portfolio.

In past years, the availability of Idaho municipal bonds has been very limited, but we found that 1996 presented professional bond managers with numerous opportunities to buy new issue bonds and purchase securities in the secondary market. We capitalized on several of these opportunities for shareholders and were able to add bonds to the Fund that represented -- in our opinion -- superior long term investment value.

OUTLOOK
Overall, the U.S. economy is still showing signs of moderate growth and moderate inflation. Our outlook for the municipal market continues to be favorable, and we expect interest rates to decline over the long term.


[PHOTO]
ELIZABETH H. HOWELL IS THE
SENIOR MUNICIPAL BOND
MANAGER FOR THE VOYAGEUR
IDAHO TAX FREE FUND. MS.
HOWELL HAS MORE THAN 10
YEARS OF INVESTMENT INDUSTRY
EXPERIENCE.


*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.



                          VOYAGEUR IDAHO TAX FREE FUND
                               PORTFOLIO ABSTRACT
                     For the Period Ended December 31, 1996


                                 CLASS A SHARES

                                     [GRAPH]


               ID Tax Free                             ID Tax Free                               Lehman Bros. 20
          Without Sales Charge                      With Sales Charge                       Year Municipal Bond Index
Dec-94            10000                                   9625                                        10000
                  10270                                   9885                                        10352
                  10564                                   10168                                       10728
                  10708                                   10306                                       10850
                  10719                                   10317                                       10848
                  11068                                   10653                                       11257
                  10935                                   10525                                       11084
                  10977                                   10565                                       11141
                  11092                                   10676                                       11294
                  11207                                   10786                                       11383
                  11385                                   10958                                       11626
                  11585                                   11151                                       11882
Dec-95            11748                                   11307                                       12049
                  11834                                   11390                                       12110
                  11746                                   11305                                       11972
                  11528                                   11095                                       11781
                  11493                                   11062                                       11734
                  11511                                   11079                                       11748
                  11640                                   11203                                       11913
                  11747                                   11306                                       12030
                  11755                                   11314                                       12011
                  11927                                   11480                                       12253
                  12056                                   11604                                       12400
                  12253                                   11793                                       12660
Dec-96            12260                                   11800                                       12585



Voyageur Idaho Tax Free Fund Without Sales Charge - Ending Value $12,260

Voyageur Idaho Tax Free Fund With Sales Charge - Ending Value $11,800

Lehman Bros. 20 Year Municipal Bond Index - Ending Value $12,585


The Lehman Bros. 20 Year Municipal Bond Index is a broad, unmanaged index of securities of United States Municipalities. The index assumes that no operating expenses, transaction fees or sales loads are incurred by a hypothetical investor who directly owns the securities maintained in the index. In order to outperform an index over any specific time frame, a fund must return to investors an amount greater than that provided by the index plus total operating expenses. For this reason, few fixed income funds are able to outperform broad market indices over the long term. The chart above is comprised of data that represents the cumulative total return of a hypothetical investment in Class A Shares of $10,000 made on the date the Fund commenced operations through December 31, 1996.

    The performance of separate classes will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes.
    Performance quoted represents past performance and is not indicative of future results.
*   Average annual total returns include the maximum 3.75% sales charge.
**  Commencement of operations.
*** Assumes redemption on December 31, 1996


           Voyageur Idaho Tax Free Fund
           Average Annual Total Returns
                 (Class A Shares)

                                       Class A Shares
                                            Since
                            1 Year         1/4/95**

  Without Sales Charge       4.36%         10.76%

  With Sales Charge         *0.44%          8.65%

  Lehman Bros. 20            4.45%         12.24%
  Year Municipal
  Bond Index




           Voyageur Idaho Tax Free Fund
           Average Annual Total Returns
                 (Class B Shares)

                                         Since
                             1 Year     3/16/95**

  Without Contingent          3.75%      7.54%
  Deferred Sales Charge

  With Contingent            (1.25%)     5.42%
  Deferred Sales Charge***



            Voyageur Idaho Tax Free Fund
            Average Annual Total Returns
                  (Class C Shares)

                                          Since
                               1 Year    1/11/95**
                                3.48%     9.60%



                              Quality Breakdown
                                 [PIE CHART]

                                NR/NR     10%
                                Aa/AA     11%
                                Baa/BBB   23%
                                Aaa/AAA   28%
                                A/A       28%


                                Sector Breakdown
                        (shown as % of total net assets)


                           Industrial            25.7%
                           Other Revenue         18.4%
                           General Obligation    15.8%
                           Housing               13.5%
                           Health Care           12.7%
                           Education              5.8%
                           Utilities              5.1%
                           Transportation         1.0%


                                   Statistics

                          Average Maturity        13.0 Years
                          Average Coupon          6.05%
                          Portfolio Duration       8.4 Years
                          Average Quality          A/A




INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders
Voyageur Mutual Funds, Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Voyageur Idaho Tax Free Fund (a fund within Voyageur Mutual Funds, Inc.) as of December 31, 1996, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 1996 and the period from January 4, 1995, commencement of operations, to December 31, 1995. These financial statements and the financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Voyageur Idaho Tax Free Fund at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



                                                      KPMG Peat Marwick LLP


Minneapolis, Minnesota
February 14, 1997





VOYAGEUR IDAHO TAX FREE FUND
STATEMENT OF ASSETS AND LIABILITIES                                    DECEMBER 31, 1996
----------------------------------------------------------------------------------------
       ASSETS
Investments in securities, at market value (note 1)
   (identified cost, $32,346,868) ..................................        $ 32,955,170
Cash in bank on demand deposit .....................................               5,969
Accrued interest receivable ........................................             617,723
Receivable for Fund shares sold ....................................              50,672
Organizational costs (note 4) ......................................               5,501
                                                                            ------------
   Total assets ....................................................          33,635,035
                                                                            ------------

       LIABILITIES
Dividends payable to shareholders ..................................             136,955
Payable for Fund shares redeemed ...................................              16,000
Distribution fees payable ..........................................              20,862
Other accrued expenses .............................................              10,006
                                                                            ------------
   Total liabilities ...............................................             183,823
                                                                            ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ........................        $ 33,451,212
                                                                            ============

Represented by:
   Capital stock - $.01 par value (note 1) .........................        $     30,675
   Additional paid-in capital ......................................          32,817,889
   Undistributed net investment income .............................              34,828
   Accumulated net realized loss on investments (note 1) ...........             (40,482)
   Unrealized appreciation of investments ..........................             608,302
                                                                            ------------

     TOTAL NET ASSETS ..............................................        $ 33,451,212
                                                                            ============

Net assets applicable to outstanding Class A Shares ................        $ 27,683,985
                                                                            ============
Net assets applicable to outstanding Class B Shares ................        $  4,945,246
                                                                            ============
Net assets applicable to outstanding Class C Shares ................        $    821,981
                                                                            ============

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE
   Class A - Shares of Capital Stock outstanding: 2,538,218 (note 6)        $      10.91
                                                                            ============
   Class B - Shares of Capital Stock outstanding: 453,932 (note 6) .        $      10.89
                                                                            ============
   Class C - Shares of Capital Stock outstanding: 75,392 (note 6) ..        $      10.90
                                                                            ============

See accompanying notes to financial statements.




VOYAGEUR IDAHO TAX FREE FUND
STATEMENT OF OPERATIONS                                       YEAR ENDED DECEMBER 31, 1996
------------------------------------------------------------------------------------------
Investment income:
   Interest ...........................................................        $ 1,550,032
                                                                               -----------

Expenses (note 3):
   Investment advisory and management fee .............................            131,410
   Dividend-disbursing, administrative and accounting services fee ....             62,657
   Printing, postage and supplies .....................................              5,076
   Audit and accounting fees ..........................................              6,540
   Legal fees .........................................................                264
   Distribution fees - Class A ........................................             54,123
   Distribution fees - Class B ........................................             37,996
   Distribution fees - Class C ........................................              8,416
   Directors' fees ....................................................              1,416
   Registration fees ..................................................              4,876
   Custodian fees .....................................................              6,569
   Amortization of organizational costs ...............................              1,833
   Other ..............................................................              2,348
                                                                               -----------
     Total expenses ...................................................            323,524
   Less:  Expenses waived or absorbed .................................           (139,559)
                                                                               -----------
     Total net expenses ...............................................            183,965
                                                                               -----------
     Investment income - net ..........................................          1,366,067
                                                                               -----------

Realized and unrealized gain (loss) on investments:
   Realized loss on security transactions .............................            (40,482)
   Net change in unrealized appreciation or depreciation of investments             66,395
                                                                               -----------
     Net gain on investments ..........................................             25,913
                                                                               -----------

     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............        $ 1,391,980
                                                                               ===========

See accompanying notes to financial statements.




VOYAGEUR IDAHO TAX FREE FUND
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------
                                                                                      YEAR            PERIOD FROM
                                                                                      ENDED          JANUARY 4, 1995*
                                                                                   DECEMBER 31,      TO DECEMBER 31,
Operations:                                                                            1996                1995
                                                                                   ------------      ---------------
   Investment income - net ..................................................      $  1,366,067       $    396,749
   Realized gain (loss) on security transactions ............................           (40,482)           120,997
   Net change in unrealized appreciation or depreciation of investments .....            66,395            541,907
                                                                                   ------------       ------------
     Net increase in net assets resulting from operations ...................         1,391,980          1,059,653
                                                                                   ------------       ------------

Distributions to shareholders from:
   Investment income - net:
     Class A ................................................................        (1,118,768)          (349,633)
     Class B ................................................................          (176,734)           (27,857)
     Class C ................................................................           (37,976)           (20,686)
   Net realized gain on investments:
     Class A ................................................................              --             (100,536)
     Class B ................................................................              --              (14,456)
     Class C ................................................................              --               (6,005)
                                                                                   ------------       ------------
       Total distributions ..................................................        (1,333,478)          (519,173)
                                                                                   ------------       ------------

Share transactions (note 6): Proceeds from sale of shares:
     Class A (note 3) .......................................................        14,993,646         13,745,657
     Class B ................................................................         3,034,644          1,933,569
     Class C ................................................................           369,077            841,585
   Net asset value of shares issued in reinvestment of net investment income and realized gain distributions:
       Class A ..............................................................           593,826            176,742
       Class B ..............................................................            63,171              8,012
       Class C ..............................................................            42,079             16,633
   Payments for redemption of shares:
     Class A ................................................................        (1,473,902)          (855,942)
     Class B (note 3) .......................................................          (162,225)            (1,063)
     Class C (note 3) .......................................................          (374,650)           (98,629)
                                                                                   ------------       ------------
   Increase in net assets from share transactions ...........................        17,085,666         15,766,564
                                                                                   ------------       ------------
     Total increase in net assets ...........................................        17,144,168         16,307,044
Net assets at beginning of period ...........................................        16,307,044               --
                                                                                   ------------       ------------
Net assets at end of period (including undistributed net investment income of
   $34,828 and $406, respectively) ..........................................      $ 33,451,212       $ 16,307,044
                                                                                   ============       ============

----------------------------------
*  Commencement of operations.

See accompanying notes to financial statements.



VOYAGEUR IDAHO TAX FREE FUND
NOTES TO FINANCIAL STATEMENTS

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   The Voyageur Idaho Tax Free Fund (the Fund) is one of a series of several funds within Voyageur Mutual Funds, Inc., which is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Fund seeks high current income free from both federal and state income taxes by investing in investment grade municipal bonds. The Fund is classified as a non-diversified investment company.

   The Fund offers Class A, Class B and Class C Shares. Class A Shares are sold with a front-end sales charge. Class B Shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class C Shares may be subject to a contingent deferred sales charge and have no conversion feature. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class= Distribution Agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

   Pursuant to its articles of incorporation, Voyageur Mutual Funds, Inc., has 10 trillion shares of authorized capital stock that may be issued in one or more series.

   The significant accounting policies followed by the Fund are summarized as follows:

USE OF ESTIMATES
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increase (decrease) in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS IN SECURITIES
   The values of fixed income securities are determined using pricing services or prices quoted by independent brokers. When market quotations are not readily available, or in certain other circumstances, securities are valued at fair value according to methods selected in good faith by the Board of Directors. Short-term securities are valued at amortized cost which approximates market value.

   Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Interest income, including level-yield amortization of premium and original issue discount, is accrued daily.

   The Fund concentrates its investments in limited geographical areas, and therefore may have more credit risk related to the economic conditions of these areas than a portfolio with broader geographical diversification.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
   Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments.

FEDERAL TAXES
   The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute income to shareholders in amounts that will avoid or minimize federal income or excise taxes for the Fund. Net investment income and net realized gains (losses) for the Fund may differ for financial statement and tax purposes primarily because of losses deferred for tax purposes due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

   On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made to increase undistributed net investment income and decrease additional paid-in capital by $1,833 for the Fund.

   For federal income tax purposes, Idaho Tax Free Fund had a capital loss carryover at December 31, 1996, of $40,482 that will expire in 2004 if not offset by subsequent capital gains. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

DISTRIBUTIONS TO SHAREHOLDERS
   Dividends declared daily from net investment income are payable monthly in cash or reinvested in additional shares of the Fund. Net short-term realized capital gains, if any, may be paid throughout the year and net long-term realized capital gains, when available, are distributed annually.

ILLIQUID SECURITIES
   At December 31, 1996, investments in securities for the Fund include issues that are illiquid. The Fund currently limits investments in illiquid securities to 15% of net assets, at market value, at the date of purchase. The aggregate value of such securities at December 31, 1996, was $267,040 which represents .8% of net assets.

(2)  INVESTMENT SECURITIES TRANSACTIONS
   Purchase cost and proceeds of sales of investment securities other than short-term securities aggregated $24,385,096 and $9,005,821, respectively, for the year ended December 31, 1996.

(3)  EXPENSES
   The Fund has an investment advisory and management fee agreement with Voyageur Fund Managers, Inc. (Voyageur) under which Voyageur manages the Fund's assets and provides other specified services. The fee for investment management and advisory services is payable monthly and is based on the average daily net assets of the Fund at the annual rate of .50%. In addition, the Fund will pay most other operating expenses including directors' fees, registration fees, printing of shareholder reports, legal and auditing services and other miscellaneous expenses. Voyageur is obligated to pay all expenses of the Fund (excluding distribution fees, insurance premiums on portfolio securities, taxes, interest and brokerage commissions) which exceed 1% of average daily net assets on an annual basis. During the year ended December 31, 1996, Voyageur voluntarily absorbed $130,000, excluding waiver of distribution fees.

   The Fund will also pay a fee to Voyageur for acting as the Fund's dividend disbursing, administrative and accounting services agent. The fee is paid monthly and is equal to the sum of $1.33 per shareholder account per month, a fixed monthly fee ranging from $1,000 to $1,500 based on the level of the Fund's average daily net assets and an annualized percentage of average daily net assets at reducing rates from .11% to .02%. The Fund is also responsible for reimbursing Voyageur's out-of pocket expense in connection with the performance of dividend-disbursing, administrative and accounting services.

   All classes of shares have a Distribution Agreement under Rule 12b-1 of the Investment Company Act of 1940 with Voyageur Fund Distributors, Inc. (Fund Distributors). Under this plan the Fund is obligated to pay Fund Distributors a monthly distribution fee at an annual rate of .25% of the Fund's average daily net assets of the Class A Shares and 1.00% of the Fund=s average daily net assets of the Class B and Class C Shares. Fund Distributors may waive all or part of its distribution fee at its sole discretion. During the year ended December 31, 1996, Fund Distributors voluntarily waived Class B distribution fees of $9,559.

   During the year ended December 31, 1996, sales charges paid by Class A shareholders were $313,894. Of this amount, Fund Distributors received $32,689. Contingent deferred sales charges paid by Class B and Class C shareholders were $47 and $752, respectively.

(4)  ORGANIZATIONAL COSTS
   Organizational costs are being amortized over 60 months on a straight line basis. If Voyageur redeems any or all of its shares in the Fund representing initial capital prior to the end of the 60-month amortization period, Voyageur will reimburse the Fund for the unamortized balance in the same proportion as the number of shares redeemed bear to the number of initial shares outstanding at the time of redemption.

(5) PLANNED FUND REORGANIZATION
   On January 15, 1997 Voyageur's parent, Dougherty Financial Group, Inc. ("DFG"), executed an Agreement and Plan of Merger with Lincoln National Corporation ("LNC") pursuant to which LNC would acquire DFG, including the mutual fund investment advisory business of DFG conducted by Voyageur. This merger is subject to approval of the Fund=s Board of Directors and shareholders.

(6)   SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods shown were as follows:

                                             A SHARES
                                 -------------------------------
                                    YEAR          PERIOD FROM
                                    ENDED       JANUARY 4, 1995*
                                 DECEMBER 31,   TO DECEMBER 31,
                                     1996             1995
                                 ------------   ----------------

Shares sold .................     1,392,372        1,295,483
Shares issued for
   reinvested distributions..        55,095           16,473
Shares redeemed .............      (137,976)         (83,229)
                                 ----------       ----------
Increase in shares
   outstanding ..............     1,309,491        1,228,727
                                 ==========       ==========


                                            B SHARES
                                 ------------------------------
                                    YEAR          PERIOD FROM
                                    ENDED       MARCH 16, 1995*
                                 DECEMBER 31,   TO DECEMBER 31,
                                     1996            1995
                                 ------------   ---------------
Shares sold .................       283,576         179,009
Shares issued for
   reinvested distributions..         5,873             743
Shares redeemed .............       (15,168)           (101)
                                   --------        --------
Increase in shares
   outstanding ..............       274,281         179,651
                                   ========        ========


                                             C SHARES
                                 --------------------------------
                                    YEAR          PERIOD FROM
                                    ENDED       JANUARY 11, 1995*
                                 DECEMBER 31,   TO DECEMBER 31,
                                    1996             1995
                                 ------------   -----------------
Shares sold .................       34,723           79,417
Shares issued for
   reinvested distributions..        3,898            1,549
Shares redeemed .............      (34,878)          (9,317)
                                   -------          -------
Increase in shares
   outstanding ..............        3,743           71,649
                                   =======          =======

---------------------------------
*  Commencement of operations.



(7)   FINANCIAL HIGHLIGHTS
     Per share data (rounded to the nearest cent) for a share of capital stock outstanding and selected information for each period are as follows:

                                                 A SHARES                         B SHARES                        C SHARES
                                        ---------------------------      --------------------------     --------------------------
                                                       PERIOD FROM                     PERIOD FROM                    PERIOD FROM
                                            YEAR        JANUARY 4,          YEAR        MARCH 16,          YEAR       JANUARY 11,
                                            ENDED      1995(d) TO           ENDED      1995(d) TO          ENDED       1995(d) TO
                                        DECEMBER 31,   DECEMBER 31,      DECEMBER 31,  DECEMBER 31,     DECEMBER 31,  DECEMBER 31,
                                            1996          1995               1996         1995             1996           1995
                                        ------------   ------------      ------------  ------------     ------------  ------------
Net asset value:
   Beginning of period ..............   $    11.02     $    10.00        $    11.01    $    10.50       $    11.02    $    10.04
                                        ----------     ----------        ----------    ----------       ----------    ----------
Operations:
   Net investment income ............          .58            .60               .52           .42              .50           .50
   Net realized and unrealized
     gain (loss) on investments .....         (.12)          1.10              (.13)          .59             (.13)         1.06
                                        ----------     ----------        ----------    ----------       ----------    ----------
       Total from operations ........          .46           1.70               .39          1.01              .37          1.56
                                        ----------     ----------        ----------    ----------       ----------    ----------
Distributions to shareholders:
   From net investment income (a) ...         (.57)          (.60)             (.51)         (.42)            (.49)         (.50)
   From realized gains ..............         --             (.08)             --            (.08)            --            (.08)
                                        ----------     ----------        ----------    ----------       ----------    ----------
       Total distributions ..........         (.57)          (.68)             (.51)         (.50)            (.49)         (.58)
                                        ----------     ----------        ----------    ----------       ----------    ----------
Net asset value:
   End of period ....................   $    10.91     $    11.02        $    10.89    $    11.01       $    10.90    $    11.02
                                        ==========     ==========        ==========    ==========       ==========    ==========

Total investment return (b) .........         4.36%         17.48%             3.75%         9.86%            3.48%        15.81%
Net assets at end of period
   (000's omitted) ..................   $   27,684     $   13,540        $    4,945    $    1,977       $      822    $      789

Ratios:
   Ratio of expenses to
     average daily net assets (f) ...          .60%           .26%(e)          1.11%          .79%(e)         1.33%         1.05%(e)
   Ratio of net investment income
     to average daily net assets ....         5.29%          5.24%(e)          4.78%         4.68%(e)         4.57%         4.48%(e)
       Assuming no voluntary waivers
          and reimbursements:
           Expenses (c) .............         1.10%          1.25%(e)          1.85%         1.90%(e)         1.82%         2.00%(e)
           Net investment income ....         4.79%          4.25%(e)          4.04%         3.57%(e)         4.08%         3.53%(e)
   Portfolio turnover rate (excluding
     short-term securities) .........        34.68%         41.97%            34.68%        41.97%           34.68%        41.97%

See accompanying notes to Financial Highlights.


NOTES TO FINANCIAL HIGHLIGHTS

(a) For federal income tax purposes, all of the net investment income distributions were derived from interest on securities exempt from federal income tax. $.01 per share of distributions from net investment income was subject to state income tax for the period ended December 31, 1995.
(b) Total investment return is based on the change in net asset value of a share during the periods and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(c) Voyageur and Fund Distributors voluntarily waived or reimbursed a portion of expenses during the periods presented. The annual contractual expense limit for the Fund (excluding distribution fees, insurance premiums on portfolio securities, taxes, interest and brokerage commissions) is 1% of average daily net assets. The maximum distribution fee is .25% of the Fund's average daily net assets for Class A Shares and 1.00% of the Fund=s average daily net assets for Class B and Class C Shares.
(d)  Commencement of operations.
(e)  Adjusted to an annual basis.
(f) The expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund.



VOYAGEUR IDAHO TAX FREE FUND
INVESTMENTS IN SECURITIES                                                                         DECEMBER 31, 1996
-------------------------------------------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                                           COUPON                MARKET
    ($000)      NAME OF ISSUER (d)                                                    RATE     MATURITY   VALUE (a)
  -----------------------------------------------------------------------------------------------------------------

             (PERCENTAGE OF EACH INVESTMENT CATEGORY RELATES TO TOTAL NET ASSETS.)
             MUNICIPAL BONDS (98.0%):
             GENERAL OBLIGATION (15.8%):
             ------------------------------------------------------------------------------------------------------
  $ 1,325    Ada and Canyon County School District #2...............................  5.60%    07-30-12  $1,336,514
      210    Bingham County Blackfoot School District #55 (MBIA Insured)............  5.65     08-01-15     213,555
      215    Boise City Independent School District ................................  5.50     07-30-16     216,533
      150    Bonner County Local Improvement District #93-1.........................  6.20     04-30-05     154,998
      185    Bonner County Local Improvement District #93-1.........................  6.35     04-30-06     191,647
      195    Bonner County Local Improvement District #93-1.........................  6.40     04-30-07     201,993
      110    Bonner County Local Improvement District #93-1.........................  6.50     04-30-08     113,930
      100    Bonner County Local Improvement District #93-1.........................  6.50     04-30-10     102,568
      590    Canyon County Independent School District #131 (MBIA Insured)..........  5.50     07-30-12     595,145
       85    Coeur D= Alene Local Improvement District #6 Series 1995...............  6.00     07-01-09      85,994
       90    Coeur D= Alene Local Improvement District #6 Series 1995...............  6.05     07-01-10      90,931
       40    Coeur D= Alene Local Improvement District #6 Series 1995...............  6.10     07-01-12      40,379
       45    Coeur D= Alene Local Improvement District #6 Series 1995...............  6.10     07-01-14      45,427
      250    Fremont/Madison County Independent School District #215 (FSA Insured)..  5.50     08-01-12     253,153
      100    Gooding Lincoln Independent School District #231 (FSA Insured).........  6.30     02-01-14     106,799
      120    Jefferson County Independent School District #253 (MBIA Insured).......  5.50     08-01-14     121,418
      300    Madison County (FSA Insured)...........................................  5.40     08-01-14     301,212
       85    Post Falls Limited #2 Special Assessment...............................  5.60     09-01-04      84,576
       85    Post Falls Limited #2 Special Assessment...............................  5.75     09-01-05      84,707
      180    Sun Valley.............................................................  5.20     08-01-09     183,609
      220    Sun Valley.............................................................  5.30     08-01-10     221,833
      525    Teton County #401 (FSA Insured)........................................  5.63     08-01-15     528,139
                                                                                                        -----------
                                                                                                          5,275,060
                                                                                                        -----------

             UTILITIES (5.1%):
             ------------------------------------------------------------------------------------------------------
      125    Chubbuck Water Revenue.................................................  6.35(f)  04-01-08     129,115
      135    Chubbuck Water Revenue.................................................  6.40(f)  04-01-10     137,925
    1,000    McCall Water Revenue (FSA Insured).....................................  5.85     03-01-16   1,027,500
      150    Owyhee Sewer District 95-1.............................................  5.50     05-15-04     153,917
      100    Puerto Rico Electric Power Authority (FSA Insured).....................  6.00     07-01-16     103,875
      150    Puerto Rico Telephone Revenue Authority................................  5.50     01-01-22     145,620
                                                                                                        -----------
                                                                                                          1,697,952
                                                                                                        -----------

             TRANSPORTATION (1.0%):
             ------------------------------------------------------------------------------------------------------
      150    Guam Highway (FSA Insured).............................................  6.30     05-01-12     159,456
      175    Puerto Rico Highway Revenue Series W...................................  5.50     07-01-15     174,998
                                                                                                        -----------
                                                                                                            334,454
                                                                                                        -----------

             INDUSTRIAL (25.7%):
             ------------------------------------------------------------------------------------------------------
      100    Idaho State Water Resource Boise Water.................................  7.25(e)  12-01-21     108,149
    1,250    Meridan EDA for Hi-Micro...............................................  5.85(e)  08-15-11   1,238,300
    5,500    Nez Perce County Potlatch Corporation..................................  6.00     10-01-24   5,542,735
    1,500    Pocatello Idaho Development Revenue....................................  7.25     12-01-08   1,554,375
      150    Puerto Rico Pepsico Project Series A...................................  6.25     11-15-13     159,846
                                                                                                        -----------
                                                                                                          8,603,405
                                                                                                        -----------

             HEALTH CARE (12.7%):
             ------------------------------------------------------------------------------------------------------
      500    Idaho Magic Valley Health Facilities (AMBAC Insured)...................  5.63     12-01-13     505,900
      590    Idaho St. Alphonsus Health Facility....................................  6.25     12-01-22     619,169
    1,645    Idaho State Health Facility Revenue Bannock Medical Center.............  6.38     05-01-17   1,662,651
    1,500    Idaho State Health Facility Revenue Bannock Medical Center.............  6.13     05-01-25   1,467,300
                                                                                                        -----------
                                                                                                          4,255,020
                                                                                                        -----------

             HOUSING (13.5%):
             ------------------------------------------------------------------------------------------------------
    1,000    Idaho State Housing Agency Multi-Family PL. Plaza (FHA Insured)........  6.50(e)  12-01-36   1,020,370
      350    Idaho State Housing Finance Authority Series C-2.......................  6.35(e)  07-01-15     357,788
      370    Idaho State Housing Single Family Senior Bonds.........................  6.10(e)  07-01-16     371,906
      500    Idaho State Housing Single Family (AMBAC Insured)......................  6.05(e)  07-01-13     503,985
       95    Idaho State Single Family Housing Authority Revenue Series A1..........  6.85     07-01-12      99,695
      255    Idaho State Single Family Housing Finance Authority Series C-2.........  6.35(e)  07-01-15     260,477
    1,500    Idaho State Single Family Housing Revenue Series G-2...................  6.15(e)  07-01-15   1,511,505
      180    Idaho State Single Family Housing Revenue .............................  6.60     07-01-11     187,988
      200    Idaho State Single Family Mortgage Series 95B (FHA Insured) ...........  6.45(e)  07-01-15     205,356
                                                                                                        -----------
                                                                                                          4,519,070
                                                                                                        -----------

             EDUCATION (5.8%):
             ------------------------------------------------------------------------------------------------------
      550    Idaho State University (MBIA Insured).................................   5.80     04-01-20     558,729
    1,300    University of Idaho Revenue (FSA Insured).............................   5.85     04-01-11   1,367,353
                                                                                                        -----------
                                                                                                          1,926,082
                                                                                                        -----------

             OTHER REVENUE (18.4%):
             ------------------------------------------------------------------------------------------------------
      350    Ammon Urban Renewal Tax Inc Revenue...................................   5.88     08-01-17     358,341
    2,500    Boise Urban Renewal Agency Tax Inc Revenue............................   6.13     09-01-15   2,481,650
    2,040    Boise Urban Renewal Tax Inc Bd-B......................................   6.13     09-01-15   2,025,026
      160    City of Hayden LID #1995-2............................................   5.80     11-01-06     160,000
    1,175    Puerto Rico PBA Series M..............................................   5.50     07-01-21   1,134,110
                                                                                                        -----------
                                                                                                          6,159,127
                                                                                                        -----------

             TOTAL MUNICIPAL BONDS (cost: $32,161,868)                                                   32,770,170
                                                                                                        -----------

             SHORT-TERM SECURITIES (0.6%):
             ------------------------------------------------------------------------------------------------------
      185    Dreyfus Investment Tax Exempt Money Market Fund
                (cost: $185,000)..................................................    3.69(b)               185,000
                                                                                                        -----------


             TOTAL INVESTMENTS IN SECURITIES (cost: $32,346,868) (c)                                    $32,955,170
                                                                                                        ===========

See accompanying notes to investments in securities.



NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 1 to the financial statements.
(b) Dividend yields change daily to reflect current market conditions. Rate shown is the quoted yield as of December 31, 1996.
(c) Also represents the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation in securities based on these costs were as follows:

                       Gross                 Gross                  Net
                    Unrealized            Unrealized            Unrealized
                   Appreciation         (Depreciation)         Appreciation
                   ------------         --------------         ------------
                     $650,021              $(41,719)             $608,302

(d) Investments in bonds, by rating category (unaudited) as a percentage of total bonds, are as follows:


          Aaa/AAA        Aa/AA        A/A       Baa/BBB       NR/NR      Total
          -------        -----        ---       -------       -----      -----
            28%           11%         28%         23%          10%       100%

(e) These securities are subject to the Alternative Minimum Tax. The aggregate market value of such securities is equal to 16.7% of the Fund=s net assets.

(f) Security deemed illiquid by Fund management. The total of such securities is equal to .8% of the Fund's total net assets as of December 31, 1996. Such determinations are reviewed from time to time by Fund management and are subject to change.


FEDERAL INCOME TAX INFORMATION

Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the periods ended December 31, 1996. Net investment income distributions exempt from federal income tax should not be included in shareholder's gross income, but are reported on the federal income tax return for informational purposes. Information needed by shareholders for income tax purposes was sent to them in January 1997. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

                                                          PER CLASS       PER CLASS         PER CLASS
                                                           A SHARE         B SHARE           C SHARE
                                                        ------------     ------------      ------------
                                                            YEAR             YEAR              YEAR
                                                            ENDED            ENDED             ENDED
                                                        DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                            1996             1996              1996
                                                        ------------     ------------      ------------
Net investment income distributions per share
   (none qualifying for corporate dividend
     received deduction).............................      $.5677           $.5138            $.4869
                                                           ======           ======            ======


For federal income tax purposes, 99.92% of the above net investment income distributions were derived from interest on securities exempt from federal income tax.





VOYAGEUR ON CALL(TM)

[Line Drawing of a telephone]
800.545.3863

We invite you to use the Voyaguer interactive voice response system, Voyageur On Call(TM) (800.545.3863). The system is designed to give you information about the Fund(s) in your account. It can also provide price and yield information for the Fund(s). 24-hour access available to Touch Tone telephones only.



VOYAGEUR
YOUR TAX SENSITIVE INVESTMENT MANAGER


90 South Seventh Street, Suite 4400
Minneapolis, Minnesota 55402-4115




VOY-IDAR 3/97